Exhibit No. 10.70a
June 18, 2009
Mr. Burton August, Sr.
AA&L II LLC
200 Holleder Parkway
Rochester, NY 14615

RE:	Agreement of Purchase and Sale (“Purchase Agreement”) is made as of March 14, 2008 (“Agreement Date”), between Monro Muffler Brake, Inc. and (i) BSA II LLC; (ii) CJA I LLC; (iii) Lane Dworkin Properties, LLC; (iv) AA&L II LLC; (v) Seven Cousins of Rochester, LLC; (vi) Forus Properties LLC; (vii) Stoneridge 7 Partnership; (viii) 35 Howard Road Joint Venture; (ix) August, August, Lane of Rochester, LLC; (x) The Charles J. and Burton S. August Family Foundation; and (xi) Barbara S. Lane and Wendy Dworkin as Trustees under the Will of Sheldon A. Lane f/b/o Barbara A. Lane, individually referred to as a “Seller” and in the aggregate “Sellers”
Dear Burt:
This letter will follow-up our recent conversations. Reference is made to the Purchase Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement. This will confirm that Buyer has agreed to Sellers’ request to replace in its entirety the first sentence of Section 10 of the referenced Purchase Agreement with the following:
The transfer of title to the respective Properties shall occur over time but no later than December 31, 2009.
Except as specifically set forth in the preceding sentence, all terms and conditions of the Purchase Agreement and all Schedules attached thereto shall continue in full force and effect without modification thereto.
Once you have acknowledged the provisions of this letter in the space provided below, I would ask that each Seller acknowledge the above by executing in the appropriate space provided below.
Very truly yours,
/s/ Maureen E. Mulholland
Maureen E. Mulholland
General Counsel
Acknowledged and agreed this 18 day of June, 2009.
/s/ Burton S. August
Burton S. August
Signature pages to follow

SELLERS:		BSA II LLC

DATED: 6/15/09	BY:	/s/ Burton S. August Burton S. August

CJA I LLC

DATED: 6/22/09	BY:	/s/ Andrew August as Attorney in Fact Charles J. August
Charles J. August

LANE DWORKIN PROPERTIES, LLC
DATED: 6/22/09	BY:	Barbara S. Lane and Wendy Dworkin,
as Trustees Under the Will of Sheldon A. Lane
f/b/o Barbara S. Lane

	BY:	/s/ Barbara S. Lane, Trustee Barbara S. Lane, Trustee

	BY:	/s/ Wendy Dworkin, Trustee Wendy Dworkin, Trustee

AA&L II LLC

DATED: 6/18/09	BY:	/s/ Burton S. August Burton S. August, Member of BSA II LLC

SEVEN COUSINS OF ROCHESTER LLC

DATED: 6/22/09	BY:	/s/ Andrew August Andrew August

DATED: 6/22/09	BY:	/s/ Jan August

Jan August

DATED: 6/23/09	BY:	/s/ Susan A. Eastwood Susan A. Eastwood

DATED: 6/22/09	BY:	/s/ John August John August

DATED: 6/22/09	BY:	/s/ Burton S. August Jr. Burton S. August, Jr.

DATED: 6/22/09	BY:	/s/ Robert W. August Robert W. August

DATED: 6/22/09	BY:	/s/ Elizabeth August Elizabeth August

FORUS PROPERTIES LLC

DATED: 6/22/09	BY:	/s/ Wendy Dworkin, Member Wendy Dworkin, Member

STONERIDGE 7 PARTNERSHIP

DATED: 6/22/09	BY:	Barbara S. Lane and Wendy Dworkin,
as Trustees Under the Will of Sheldon A. Lane
f/b/o Barbara S. Lane

	BY:	/s/ Barbara S. Lane, Trustee Barbara S. Lane, Trustee

	BY:	/s/ Wendy Dworkin, Trustee Wendy Dworkin, Trustee

The Charles J. and Burton S. August
Family Foundation

DATED: 6/18/09	BY:	/s/ Burton S. August Burton S. August

DATED: 7/6/09	BY:	/s/ Andrew August as Attorney in Fact Charles J. August
Charles J. August

DATED: 7/6/09		/s/ Andrew August as Attorney in Fact Charles J. August
Charles J. August

DATED: 6/18/09		/s/ Burton S. August Burton S. August

35 HOWARD ROAD JOINT VENTURE

DATED: 6/22/09	BY:	Barbara S. Lane and Wendy Dworkin,
as Trustees Under the Will of Sheldon A. Lane
f/b/o Barbara S. Lane

	BY:	/s/ Barbara S. Lane, Trustee Barbara S. Lane, Trustee

	BY:	/s/ Wendy Dworkin, Trustee Wendy Dworkin, Trustee

The Charles J. and Burton S. August
Family Foundation

DATED: 6/18/09	BY:	/s/ Burton S. August Burton S. August

DATED: 6/22/09	BY:	/s/ Andrew August as Attorney in Fact Charles J. August
Charles J. August

AUGUST, AUGUST, LANE OF ROCHESTER, LLC

DATED: 6/22/09	BY:	/s/ John August John August, Member

THE CHARLES J. AND BURTON S. AUGUST
FAMILY FOUNDATION

DATED: 6/18/09	BY:	/s/ Burton S. August Burton S. August

DATED: 6/22/09	BY:	/s/ Andrew August as Attorney in Fact Charles J. August
Charles J. August

Barbara S. Lane and Wendy Dworkin
As Trustees Under the Will of
Sheldon A. Land f/b/o
Barbara S. Lane

	BY:	/s/ Barbara S. Lane, Trustee Barbara S. Lane, Trustee

	BY:	/s/ Wendy Dworkin, Trustee Wendy Dworkin, Trustee